UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 6, 2018

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 6, 2018, the Board of Directors (the “Board”) of SM Energy Company (the “Company”) appointed Carla J. Bailo to serve as a director of the Company until the next annual meeting of the Company’s stockholders, or until her successor is elected and qualified or her earlier resignation or removal. The Board also appointed Ms. Bailo to serve on its Audit Committee. There is no understanding or arrangement between Ms. Bailo and any other person pursuant to which Ms. Bailo was appointed.

The Board determined that Ms. Bailo is an independent director within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and the listing standards of the New York Stock Exchange. Ms. Bailo has not entered into any related party transactions with the Company that require disclosure pursuant to 404(a) of Regulation S‑K.

Ms. Bailo served as Senior Vice President, R&D Americas for Nissan North America, Inc. from 2011 - 2014. She joined Nissan in 1989 and held various engineering and management positions prior to her appointment as Senior Vice President. Ms. Bailo currently serves as the Chief Executive Officer for the Center for Automotive Research.

In connection with her service as a member of the Board, under the Company’s Equity Incentive Compensation Plan, Ms. Bailo was granted 3,446 shares of the Company’s common stock, which represents a pro rata portion of the $180,000 in value of the Company’s common stock granted to each director for service from, on and including, May 23, 2018, until May 29, 2019. In addition, Ms. Bailo was granted 1,723 additional shares of the Company’s common stock, representing a pro rata portion of the annual retainer paid to non-employee directors, and will receive reimbursement for any out-of-pocket expenses.

Item 7.01	Regulation FD Disclosure.

On October 10, 2018, the Company issued a press release announcing that Ms. Bailo had been appointed to the Board. A copy of the press release is furnished hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Current Report on Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of SM Energy Company dated October 10, 2018, entitled “SM Energy Announces Appointment of Director”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	October 10, 2018	By:	/s/ DAVID W. COPELAND
		Name:	David W. Copeland
		Title:	Executive Vice President, General Counsel, and Corporate Secretary